UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 8, 2018

_____________________

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Madison Avenue, Suite 306, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Copy of correspondence to:

Michael J. Lerner, Esq.

Lowenstein Sandler LLP

One Lowenstein Drive

Roseland, NJ 07068

Tel:   (973) 597-2500      Fax:   (973) 597-6395

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 8, 2018, the Company held its annual meeting of shareholders, at which the Company’s shareholders approved four proposals. Shareholders representing 5,918,478 shares, or 72.79%, of the common shares outstanding as of the April 11, 2018 record date were present in person or were represented at the meeting by proxy. The proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on April 19, 2018, as subsequently amended on May 29, 2018, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended.

Proposal 1

The Company’s shareholders elected nine individuals to the Board of Directors as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Seth Lederman	1,210,398	111,187	4,596,893
Margaret Smith Bell	1,210,213	111,372	4,596,893
Patrick Grace	1,212,351	109,234	4,596,893
David Grange	1,209,497	112,088	4,596,893
Donald W. Landry	1,212,352	109,233	4,596,893
Ernest Mario	1,006,412	315,173	4,596,893
Charles E. Mather IV	1,211,269	110,316	4,596,893
John Rhodes	1,211,652	109,933	4,596,893
Samuel Saks	1,039,430	282,155	4,596,893

Proposal 2

The Company’s shareholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,304,236	107,575	506,667	0

Proposal 3

The Company’s shareholders approved the Tonix Pharmaceuticals Holding Corp. 2018 Stock Incentive Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
958,436	354,033	9,116	4,596,893

Proposal 4

The Company’s shareholders approved the Tonix Pharmaceuticals Holding Corp. 2018 Employee Stock Purchase Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,169,446	141,763	10,376	4,596,893

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: June 8, 2018	By: /s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer